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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2002
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                              MICROSEMI CORPORATION

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             (Exact name of Registrant as specified in its charter)


 Delaware                              0-8866                   95-2110371
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(State or other jurisdiction        (Commission              (I.R.S. Employer
 of incorporation)                  File Number)            Identification No.)


2381 Morse Avenue, Irvine, California                              92614
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(Address of principal executive office)                          (Zip Code)

        Registrant's telephone number, including area code (949) 221-7100
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)

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Item 5.  Other Material Information.

     On June 28, 2002, the Registrant paid Philip Frey, Jr., the Registrant's Chairman of the Board, $728,119, pursuant to an agreement to discharge and extinguish the Registrant's remaining obligations to Mr. Frey pursuant to the Supplemental Executive Retirement Plan dated September 15, 1986 (the "SERP"). The payment amount reflects a discount of $204,336 from the total of the payments due under the SERP. Under the SERP, $116,556.96 would have been payable February 28 in each of the years 2003 through 2010. In calculating the amount of the payment, the parties applied a discount rate of 6% per year until the due date of each of these installments. The transaction was pursuant to an agreement attached hereto as Exhibit 10.89, which is incorporated herein by this reference. The SERP is hereby incorporated by reference to Exhibit 10.84 to the Registrant's Quarterly Report on Form 10-Q as filed on February 9, 1998 with the Commission for the fiscal quarter ended December 28, 1997.

Item 7.  Financial Statements and Exhibits.

     The Exhibit Index, which immediately follows the signatures hereto, is incorporated herein by this reference.

Item 9.  Regulation FD Disclosure.

     Mr. Philip Frey, Jr., who is the Chairman of the Board of Directors of the Registrant, informed the Registrant that on June 24, 2002, Mr. Frey received notice that 100,000 shares of Microsemi Common Stock held in a margin account were sold at about $7.80 to satisfy a margin call that occurred while he was on vacation. On that day the closing sale price of Microsemi Common Stock was $7.95. Mr. Frey stated that he did not exercise any discretion in connection with such sale.

     On June 25, 2002, Mr. Frey committed to the Registrant that Mr. Frey shall instruct his brokers, if necessary to satisfy any future margin call, to sell any other securities of Mr. Frey before selling any Microsemi Common Stock to satisfy margin requirements. Mr. Frey also agreed to apply the payment received by him as described in Item 5 to reduce his margin loans.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MICROSEMI CORPORATION
                                          (Registrant)


Date: June 28, 2002              By: /s/ David R. Sonksen
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                                     David R. Sonksen,
                                     Executive Vice President,
                                     Treasurer, Chief Financial
                                     Officer and Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
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   10.84       Supplemental Executive Retirement Plan(1)*
   10.89 Agreement dated June 27, 2002 between Philip Frey, Jr. and the Registrant*

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* Management compensatory plan or arrangement
(1) Incorporated by reference to the indicated Exhibit to the Registrant's Quarterly Report on Form 10-Q as filed on February 9, 1998 with the Commission for the fiscal quarter ended December 28, 1997.